Exhibit T3E.2

LETTER OF TRANSMITTAL AND CONSENT
D.R. Horton, Inc.

With respect to the Offering Memorandum and Consent Solicitation Statement dated May 21, 2008 regarding the Offer to Exchange New 9.75% Senior Notes due 2010 for all outstanding 9.75% Senior Subordinated Notes due 2010
(CUSIP No. 23331AAF6) and Solicitation of Consents to the Proposed
Amendments to the Related Indenture

THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 4, 2008, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “CONSENT TIME”). THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 19, 2008, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION TIME”). EXISTING NOTES VALIDLY TENDERED AND CONSENTS VALIDLY DELIVERED MAY BE WITHDRAWN AND REVOKED AT ANY TIME PRIOR TO THE REVOCATION DEADLINE (AS DEFINED HEREIN).

Delivery of this Letter of Transmittal and Consent to an address, or transmission via facsimile to a number, other than to the Exchange Agent and Information Agent at its address and facsimile number as set forth on the back cover of this Letter of Transmittal and Consent, will not constitute valid delivery.

All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Offering Memorandum (as defined below).

The instructions contained herein and in the Offering Memorandum should be read carefully before this Letter of Transmittal and Consent is completed.

The Exchange Agent and Information Agent for the Offer and the Consent Solicitation is:

By facsimile:
(For Eligible Institutions only):
(781) 930-4942
Attention: D.R. Horton, Inc.

Confirmation by Telephone:
(781) 930-4900

By Mail or Hand Delivery: P.O. Box 859208 Braintree MA 02185-9208 Attention: Corporate Actions; D.R.Horton, Inc.	By Overnight Delivery: 161 Bay State Drive Braintree MA 02184 Attention: Corporate Actions; D.R. Horton, Inc.

D.R. Horton, Inc. (the “Company,” “we,” “us” or “our”) is offering to exchange (the “Offer”), upon the terms and subject to the conditions set forth in the Offering Memorandum and Consent Solicitation Statement (the “Offering Memorandum”) and this Letter of Transmittal and Consent and, together with the Offering Memorandum, the “Offer Documents”), up to $113.5 million aggregate principal amount of new 9.75% Senior Notes due 2010 (the “New Notes”)

for any and all of the Company’s outstanding 9.75% Senior Subordinated Notes due 2010 in the aggregate principal amount of $113.5 million (the “Existing Notes”). In connection with the Offer, we are also soliciting (the “Consent Solicitation”), upon the terms and subject to the conditions set forth in the Offering Memorandum, consents (the “Consents”) of Holders of the Existing Notes to the Proposed Amendments and related execution of the Supplemental Indenture. The Proposed Amendments would eliminate many of the restrictive covenants contained in the Indenture, dated as of September 11, 2000, as supplemented, among the Company, the guarantors party thereto and American Stock Transfer and Trust Company, as trustee (the “Trustee”) governing the Existing Notes (such indenture, as previously supplemented, the “Existing Notes Indenture”).

Upon the terms and subject to the conditions set forth in the Offer Documents, we hereby offer to issue $1,000 principal amount of New Notes for each $1,000 principal amount of Existing Notes tendered at or prior to the Expiration Time (the “Exchange Consideration”). The New Notes will bear interest at the rate of 9.75% per year and will mature on September 15, 2010. Interest on the New Notes will accrue from the last date on which interest was paid on the Existing Notes and will be payable on March 15 and September 15 of each year, beginning on September 15, 2008. These are the same interest rate, maturity and payment dates as are provided for the Existing Notes. Holders whose Existing Notes are accepted for exchange in the Offer will not receive an early payment in respect of interest accrued but unpaid on the Existing Notes. The New Notes will be unsecured, senior obligations of the Company and will rank equally with all of our existing and future unsecured and unsubordinated indebtedness, including our revolving credit facility and other senior notes. The terms applicable to the New Notes will be substantially similar to the Existing Notes except that (i) the New Notes and related guarantees will be senior obligations, rather than subordinated in right of payment as in the case of the Existing Notes, and (ii) the covenants of the New Notes will be substantially similar to those currently benefiting our Similar Senior Notes. If we experience a change of control, we may be required to offer to purchase the New Notes at a purchase price equal to 101% of the principal amount, plus accrued interest. All of our existing and future restricted subsidiaries will guarantee the New Notes.

Holders who tender Existing Notes in the Offer prior to the Consent Time are obligated to consent to the Proposed Amendments, and Holders who submit Consents to the Proposed Amendments are obligated to tender their Existing Notes. If the Requisite Consents are received (and not revoked prior to the Revocation Deadline) at or prior to the Consent Time and the other conditions set forth in the Offering Memorandum are satisfied or waived, we will pay to each Holder who has validly delivered (and not revoked prior to the Revocation Deadline) a Consent at or prior to the Consent Time a consent payment in the amount of $10 for each $1,000 in principal amount of Existing Notes in respect of which such Consent has been validly delivered (the “Consent Payment”), with such Consent Payment to be made in cash on the date of payment under the Offer (the “Settlement Date”).

This Letter of Transmittal and Consent is to be used if either:

•	certificates representing Existing Notes are to be physically delivered to the Exchange Agent and Information Agent, in which case such certificates must be delivered together with this Letter of Transmittal and Consent by Holders of Existing Notes, or

•	tender of Existing Notes is to be made by book-entry transfer to the Exchange Agent and Information Agent’s account at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Offering Memorandum under “Procedures for Tendering Existing Notes and Delivering Consents,” by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Notes, unless an Agent’s Message is delivered in connection with such book-entry transfer.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT AND INFORMATION AGENT.

Holders must tender their Existing Notes in accordance with the procedures set forth in the Offering Memorandum and this Letter of Transmittal and Consent.

List below the Existing Notes to which this Letter of Transmittal and Consent relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal and Consent. Tenders of Existing Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. This form need not be completed by Holders tendering Existing Notes and delivering Consents by ATOP.

DESCRIPTION OF EXISTING NOTES TENDERED AND CONSENTS DELIVERED
Principal
Amount
	Certificate	Aggregate	Tendered
	Number(s) of	Principal	and as to
Name(s) and Address(es) of	Existing	Amount	Which Consents
Holder(s) (Please fill in, if blank)	Notes*	Represented**	are Given***

* Need not be completed by Holders tendering by book-entry transfer (see below).
** Unless otherwise indicated in the column labeled “Principal Amount Tendered And As To Which Consents Are Given” and subject to the terms and conditions set forth in the Offering Memorandum, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Existing Notes indicated in the column labeled “Aggregate Principal Amount Represented.” See Instruction 5.

*** For a valid tender at or prior to the Consent Time, Consent must be given for all Existing Notes tendered. Accordingly, at or prior to the Consent Time, Consents will be deemed to be given for all Existing Notes tendered.

Holders who wish to be eligible to receive the Exchange Consideration and the Consent Payment pursuant to the Offer and the Consent Solicitation must validly tender their Existing Notes and the related Consent to the Exchange Agent and Information Agent at or prior to the Consent Time. Holders who validly tender their Existing Notes after the Consent Time but at or prior to the Expiration Time will receive, if Existing Notes are accepted for exchange, the Exchange Consideration, but not the Consent Payment.

☐	Check here if tendered Existing Notes are being delivered by book-entry transfer made to the account maintained by the Exchange Agent and Information Agent and complete the following:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Holders who tender Existing Notes under this Letter of Transmittal and Consent at or prior to the Consent Time will be deemed to consent with respect to the Proposed Amendments.

☐	Check here if tendered Existing Notes are enclosed herewith.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent and Information Agent.

The undersigned has completed, executed and delivered this Letter of Transmittal and Consent to indicate the action the undersigned desires to take with respect to the Offer and the Consent Solicitation. By the execution hereof, the undersigned acknowledges receipt of the Offering Memorandum.

The instructions included with this Letter of Transmittal and Consent must be followed. Questions and requests for assistance or for additional copies of the Offering Memorandum and this Letter of Transmittal and Consent should be directed to MacKenzie Partners, Inc., the Exchange Agent and Information Agent for the Offer, or to RBS Greenwich Capital, the Company’s Lead Financial Advisor, in each case at the addresses and telephone numbers set forth on the back cover of this Letter of Transmittal and Consent. See Instruction 13 below.

Holders that are tendering by book-entry transfer to the Exchange Agent and Information Agent’s account at DTC can execute the tender and, if at or prior to the Consent Time, deliver a Consent to the Proposed Amendments, through the DTC Automated Tender Offers Program (“ATOP”), for which the transaction will be eligible. In accordance with ATOP procedures, DTC will verify the acceptance and execute a book-entry delivery to the Exchange Agent and Information Agent’s DTC account. DTC will then send an Agent’s Message to the Exchange Agent and Information Agent for its acceptance. Delivery of an Agent’s Message by DTC means that DTC has received an express acknowledgement from each DTC participant tendering through ATOP that such DTC participant has received the Offer Documents and agrees to be bound by the terms of the Letter of Transmittal and Consent and that the Company may enforce such agreement against such DTC participant, and, if such tender is at or prior to the Consent Time, that such participant has agreed to consent to the Proposed Amendments.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Offer and Consent Solicitation, the undersigned hereby tenders to the Company the principal amount of Existing Notes indicated above and, if such tender is made at or prior to the Consent Time, consents to the Proposed Amendments.

Subject to, and effective upon, the acceptance for exchange of the principal amount of Existing Notes tendered with this Letter of Transmittal and Consent, the undersigned hereby (1) sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Existing Notes that are being tendered hereby, and (2) appoints the Exchange Agent and Information Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent and Information Agent also acts as the agent of the Company) with respect to the tendered Existing Notes, with full power coupled with an interest to (i) deliver certificates representing the Existing Notes, or transfer ownership of the Existing Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon the Company’s order, (ii) present the Existing Notes for transfer on the relevant security register; and (iii) receive all benefits or otherwise exercise all rights of beneficial ownership of the Existing Notes (except that the Exchange Agent and Information Agent will have no rights to or control over the Company’s funds, except as the Company’s agent for the Exchange Consideration and any Consent Payment for any tendered Existing Notes that are exchanged by the Company), all in accordance with the terms and conditions of the Offer and Consent Solicitation as described in the Offering Memorandum.

Holders must validly deliver (and not validly revoke) Consents in respect of at least a majority in aggregate principal amount of the Existing Notes outstanding and not owned by the Company, any guarantor of the Existing Notes or any affiliate of the Company (the “Requisite Consents”) prior to the Consent Time in order to approve the Proposed Amendments. Any Holder who tenders Existing Notes pursuant to the Offer at or prior to the Consent Time must also deliver a Consent to the Proposed Amendments. Holders who validly tender (and do not validly withdraw) their Existing Notes pursuant to the Offer at or prior to the Consent Time will be deemed to have delivered their Consents by such tender. Such Holders may not revoke a Consent without withdrawing the previously tendered Existing Notes to which such Consent relates. Holders may not deliver Consents without tendering Existing Notes.

Tenders of Existing Notes may be validly withdrawn and Consents may be validly revoked at any time prior to the time that the Requisite Consents have been received (the “Revocation Deadline”) in the manner described in “Withdrawal of Tenders and Revocation of Consents” in the Offering Memorandum. Following the Revocation Deadline, the Company will issue a press release announcing that the Revocation Deadline has passed. Since the Revocation Deadline may occur on any date, including a date before the Consent Time, the Company cannot predict when the Revocation Deadline may occur. Tenders of Existing Notes made prior to the Revocation Deadline may be validly withdrawn (and the related Consents validly revoked) at any time prior to the Revocation Deadline, but not thereafter, and tenders of Existing Notes made after the Revocation Deadline may not be validly withdrawn, subject to the limited circumstances described under “Withdrawal of Tenders and Revocation of Consents” in the Offering Memorandum. A valid withdrawal of tendered Existing Notes prior to the Revocation Deadline will automatically constitute the concurrent valid revocation of such Holder’s related Consent. A valid revocation of a Consent prior to the Revocation Deadline will automatically constitute the concurrent valid withdrawal of the related Existing Notes.

The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent, with respect to the principal amount of Existing Notes tendered hereby, to the Proposed Amendments and to the execution and delivery of the Supplemental Indenture. The undersigned understands that the Consent provided hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Offering Memorandum and this Letter of Transmittal and Consent.

Promptly following receipt of the Requisite Consents, the Company will request that the Trustee execute a supplemental indenture (the “Supplemental Indenture”) embodying the Proposed Amendments. The Supplemental Indenture will become effective upon execution by the Company, the guarantors of the Existing Notes and the Trustee and the Proposed Amendments will become operative upon the Settlement Date.

The undersigned hereby represents and warrants that the undersigned (a) has full power and authority to tender, sell, assign and transfer the Existing Notes tendered hereby and to give the Consent contained herein, and that if and when such Existing Notes are accepted for exchange by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right and (b) if the undersigned tenders Existing Notes at or prior to the Consent Time, it either has full power and authority to consent to the Proposed Amendments or is delivering a validly executed Consent (which is included in this Letter of Transmittal) from a person or entity having such power and authority. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company, the Exchange Agent and Information Agent or the Trustee to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby, and, if such tender is made at or prior to the Consent Time, to perfect the undersigned’s Consent to the Proposed Amendments and to complete the execution of the Supplemental Indenture.

The undersigned understands that tenders of Existing Notes pursuant to any of the procedures described in the Offering Memorandum and in the instructions hereto and acceptance for payment thereof by the Company will constitute a binding agreement between the undersigned and the Company, upon the terms and subject to the conditions of the Offer and Consent Solicitation.

For purposes of the Offer, tendered Existing Notes will be deemed to have been accepted for exchange if, as and when we give oral notice (confirmed in writing) or written notice to the Exchange Agent and Information Agent and the Trustee of our acceptance of the Existing Notes for exchange pursuant to the Offer. In the event that the Offer or the Consent Solicitation is withdrawn or otherwise not completed, as the case may be, the Exchange Consideration and the Consent Payment will not be issued or paid.

The undersigned understands that the Company’s obligation to accept Existing Notes validly tendered and not validly withdrawn and to issue New Notes pursuant to the Offer is conditioned upon the satisfaction or waiver of the conditions set forth in the Offering Memorandum under “Conditions of the Offer and the Consent Solicitation.” Once the Supplemental Indenture has been executed by the Company, the guarantors of the Existing Notes and the Trustee, we agree to waive all of the General Conditions to the Offer that we are legally permitted to waive (other than a proper tender) with respect to Existing Notes tendered after the Revocation Deadline and at or prior to the Expiration Time.

All authority conferred or agreed to be conferred by this Letter of Transmittal and Consent shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal and Consent shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that the delivery and surrender of the Existing Notes is not effective, and the risk of loss of the Existing Notes does not pass to the Exchange Agent and Information Agent, until timely receipt by the Exchange Agent and Information Agent of (a) certificates representing the Existing Notes or a confirmation of a book-entry transfer of the Existing Notes into the Exchange Agent and Information Agent’s account at DTC pursuant to the procedures set forth in the Offering Memorandum under “Procedures for Tendering Existing Notes and Delivering Consents,” and (b) this Letter of Transmittal and Consent (or a manually signed facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company, or receipt of an Agent’s Message. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Existing Notes and deliveries and revocations of Consents will be determined by the Company, in its sole discretion, which determination shall be final and binding.

Unless otherwise indicated under “Special Payment or Issuance Instructions” below, the undersigned requests that the Exchange Agent and Information Agent issue New Notes and/or return any certificates representing Existing Notes not tendered or not accepted for exchange (and any accompanying documents, as appropriate) in the name(s) of the Holder(s) appearing under “Description of Existing Notes Tendered and Consents Delivered,” or, in the case of New Notes issued in book-entry form and Existing Notes tendered by book-entry transfer, that such New Notes or Existing Notes, as applicable, be credited to the account at DTC designated above, and that a check for the Consent Payment, if applicable, be issued in the name(s) of the Holder(s) appearing under “Description of Existing Notes Tendered and Consents Delivered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned requests that the Exchange Agent and Information Agent mail the New Notes, if new certificates are to be delivered, and a check for the Consent Payment, if applicable, and/or return any certificates representing Existing Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate), to the address(es) of the Holder(s) appearing under “Description of Existing Notes Tendered and Consents Delivered.” The undersigned recognizes that the Company does not have any obligation pursuant to the “Special Payment or Issuance Instructions” or “Special Delivery Instructions” to transfer any Existing Notes from the name of the Holder thereof if the Company does not accept for exchange any of the Existing Notes so tendered. The undersigned also acknowledges and agrees that any direction indicated under “Special Delivery Instructions” or “Special Payment or Issuance Instructions” may be disregarded and shall have no effect unless the undersigned produces satisfactory evidence of the payment of any and all taxes that would become payable by virtue of giving effect to such instructions.

PLEASE SIGN HERE
(To Be Completed By All Tendering and Consenting Holders)

The completion, execution and delivery of this Letter of Transmittal and Consent at or prior to the Consent Time will be deemed to automatically constitute a Consent to the Proposed Amendments.

This Letter of Transmittal and Consent must be signed by the registered holder(s) of Existing Notes exactly as their name(s) appear(s) on certificate(s) for Existing Notes or, if tendered by book-entry transfer by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of Existing Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal and Consent. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to do so. See Instruction 6 below.

If the signature appearing below is not of the registered holder(s) of the Existing Notes, then the registered holder(s) must sign a valid proxy. (See Instruction 3 below.)

X

X
(Signature(s) of Holder(s) or Authorized Signatory)

Dated:

Name(s):

(Please Print)

Capacity:

Address:
(Including Zip Code)

Area Code and Telephone Number:

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

SIGNATURE GUARANTEE
(See Instructions 1 and 6 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor Guaranteeing Signature)

(Address (Including Zip Code) and Telephone Number (Including Area Code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated:

SPECIAL PAYMENT OR ISSUANCE
INSTRUCTIONS
(See Instructions 5, 6, 7 and 8)

To be completed ONLY if certificates for New Notes to be issued in the Offer or Existing Notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or checks constituting payments of the Consent Payment, if applicable, to be made in connection with the Offer and Consent Solicitation are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal and Consent or issued to an address different from that shown in the box entitled “Description of Existing Notes Tendered and Consents Delivered” within this Letter of Transmittal and Consent, or if New Notes to be issued in the Offer or Existing Notes tendered by book-entry transfer that are not accepted for exchange are to be credited to an account maintained at DTC other than the one designated above.

Issue:	☐	Existing Notes
	☐	New Notes
	☐	Checks
(check as applicable)

Name
(Please Print)

Address
(Please Print)
(Zip Code)
Taxpayer Identification or Social Security Number
(See Substitute Form W-9 herein)

Credit New Notes issued in the Offer or unexchanged Existing Notes delivered by book-entry transfer to the DTC account set forth below:
(DTC Account Number)
(Name of Account Party)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 5, 6, 7 and 8)

To be completed ONLY if certificates for New Notes to be issued in the Offer or Existing Notes in a principal amount not tendered or not accepted for exchange or checks constituting payments for the Consent Payment, if applicable, to be made in connection with the Offer and Consent Solicitation are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal and Consent at an address different from that shown in the box entitled “Description of Notes Tendered and Consents Delivered” within this Letter of Transmittal and Consent.

Deliver:	☐	Existing Notes
	☐	New Notes
	☐	Checks
(check as applicable)

Name
(Please Print)

Address
(Please Print)
(Zip Code)
Taxpayer Identification or Social Security Number
(See Substitute Form W-9 herein)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer and Consent Solicitation

1. Guarantee of Signatures.  Signatures on this Letter of Transmittal and Consent must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program (each a “Medallion Signature Guarantor”) unless the Existing Notes tendered hereby are tendered (i) by a Holder of Existing Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Existing Notes) who has not completed any of the boxes entitled “Special Payment or Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal and Consent or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. (“NASD”) or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”). If the Existing Notes are registered in the name of a person other than the signer of this Letter of Transmittal and Consent or if Existing Notes not accepted for exchange or not tendered are to be returned to a person other than the registered Holder, then the signature on this Letter of Transmittal and Consent accompanying the tendered Existing Notes must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial owners whose Existing Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Existing Notes and deliver Consents with respect to Existing Notes so registered. See “Procedures for Tendering Existing Notes and Delivering Consents” in the Offering Memorandum.

2. Requirements of Tender.  This Letter of Transmittal and Consent is to be completed by Holders of Existing Notes if certificates representing such Existing Notes are to be forwarded herewith, or if delivery of such certificates is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Offering Memorandum under “Procedures for Tendering Existing Notes and Delivering Consents,” unless such Existing Notes are being transferred through ATOP. For a Holder to properly tender Existing Notes and deliver Consents pursuant to the Offer and the Consent Solicitation, a properly completed and duly executed Letter of Transmittal and Consent (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, must be received by the Exchange Agent and Information Agent at its address set forth herein at or prior to the Expiration Time and either (i) certificates representing such Existing Notes must be received by the Exchange Agent and Information Agent at its address or (ii) such Existing Notes must be transferred pursuant to the procedures for book-entry transfer described in the Offering Memorandum under “Procedures for Tendering Existing Notes and Delivering Consents,” and a Book-Entry Confirmation must be received by the Exchange Agent and Information Agent, in each case, at or prior to the Expiration Time; provided, however, that no Consent Payment will be paid to Holders who tender their Existing Notes after the Consent Time.

The method of delivery of this Letter of Transmittal and Consent, the Existing Notes, any required signature guarantees and all other required documents, including delivery through DTC, and any acceptance of an Agent’s Message transmitted through ATOP, is at the option and risk of the tendering Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Exchange Agent and Information Agent in advance of the Consent Time or the Expiration Time, as applicable.

No alternative, conditional or contingent tenders shall be accepted. Tenders may not be made by notice of guaranteed delivery. All tendering Holders, by execution of this Letter of Transmittal and Consent (or a manually signed facsimile thereof) or by tendering through ATOP, waive any right to receive any notice of the acceptance of their Existing Notes for payment.

3. Consents to Proposed Amendments.  A valid Consent to the Proposed Amendments may be given only by a Holder or its attorney-in-fact. A beneficial owner who is not a Holder must arrange with the Holder to execute and deliver a Consent on its behalf, obtain a properly completed irrevocable proxy that authorizes such beneficial owner to consent to the Proposed Amendments on behalf of such Holder, or become a Holder. A DTC participant using ATOP may validly deliver a Consent using ATOP with respect to Existing Notes transferred through ATOP.

4. Withdrawal of Tenders and Revocation of Consents.  Consents may be revoked at any time prior to the Revocation Deadline. Existing Notes tendered and not validly withdrawn prior to the Revocation Deadline may not be withdrawn at any time thereafter, and Existing Notes tendered after the Revocation Deadline may not be withdrawn at any time, unless the Offer is terminated without any Existing Notes being exchanged or as required by law. If such a termination occurs, the Existing Notes will be returned to the tendering Holder as promptly as practicable.

Subject to applicable regulations of the SEC, if, for any reason whatsoever, acceptance for exchange of or exchange of any Existing Notes tendered pursuant to the Offer is delayed (whether before or after our acceptance for exchange of Existing Notes) or we extend the Offer or are unable to accept for exchange or exchange the Existing Notes tendered pursuant to the Offer, we may instruct the Exchange Agent and Information Agent to retain tendered Existing Notes, and those Existing Notes may not be withdrawn, except to the extent that you are entitled to the withdrawal rights set forth in the Offering Memorandum.

If you tender Existing Notes and deliver a Consent to the Proposed Amendments, you may withdraw those Existing Notes and concurrently revoke those Consents prior to the Revocation Deadline by delivering a written notice of withdrawal or revocation subject to the limitations described herein and in the Offering Memorandum. To be effective, a written or facsimile transmission notice of withdrawal of a tender or notice of revocation of a Consent to the Proposed Amendments or a properly transmitted “Request Message” through DTC’s ATOP system must:

•	be received by the Exchange Agent and Information Agent at one of the addresses specified on the back cover of this Offering Memorandum prior to the Revocation Deadline;

•	specify the name of the Holder of the Existing Notes to be withdrawn or to which the notice of revocation relates;

•	contain the description of the Existing Notes to be withdrawn or to which the notice of revocation relates, the certificate numbers shown on the particular certificates representing such Existing Notes (or, in the case of Existing Notes tendered by book-entry transfer, the number of the account at DTC from which the Existing Notes were tendered and the name and number of the account at DTC to be credited with the Existing Notes withdrawn) and the aggregate principal amount represented by such Existing Notes; and

•	be signed by the Holder of the Existing Notes in the same manner as the original signature on the Letter of Transmittal and Consent or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of the Existing Notes into the name of the person withdrawing the Existing Notes or revoking a Consent.

If the Existing Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent and Information Agent, a signed notice of withdrawal will be effective immediately upon receipt by the Exchange Agent and Information Agent of written or facsimile transmission of the notice of withdrawal (or receipt of a Request Message) even if physical release is not yet effected. A withdrawal of Existing Notes or a revocation of a Consent can only be accomplished in accordance with the foregoing procedures.

A valid withdrawal of Existing Notes prior to the Revocation Deadline will automatically constitute the concurrent valid revocation of the related Consent. A valid revocation of a Consent prior to the Revocation Deadline will automatically constitute the concurrent valid withdrawal of the related Existing Notes.

Prior to the delivery by the Exchange Agent and Information Agent of Consents to the Trustee, we intend to consult with the Exchange Agent and Information Agent to determine whether the Exchange Agent and Information Agent has received any revocations of Consents, whether such revocations are valid and whether we have received the Requisite Consents to effect the Supplemental Indenture. We reserve the right to contest the validity of any revocations. A purported notice of revocation that is not received by the Exchange Agent and Information Agent prior to the Revocation Deadline will not be effective to revoke a Consent previously given. Any Existing Notes that have been tendered but are not exchanged will be returned to you without cost to you as soon as practicable following the Expiration Time.

If you validly withdraw Existing Notes, you will have the right to re-tender them prior to the Expiration Time in accordance with the procedures described above for tendering outstanding Existing Notes.

If the Company amends or modifies the terms of the Offer or the Consent Solicitation or the information concerning the Offer or the Consent Solicitation in a manner determined by the Company to constitute a material change to the Holders, the Company will disseminate additional Offer Documents and extend the Offer or, if applicable, the Consent Solicitation, to the extent required by law and as the Company determines necessary. An extension of the Consent Time or Expiration Time will not affect a Holder’s then existing withdrawal or revocation rights, except as required by law.

5. Partial Tenders and Consents.  Tenders of Existing Notes pursuant to the Offer (and, at or prior to the Consent Time, the corresponding Consents thereto pursuant to the Consent Solicitation) will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Existing Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the appropriate box under the heading “Description of Existing Notes Tendered and Consents Delivered.” The entire principal amount represented by the certificates for all Existing Notes delivered to the Exchange Agent and Information Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Existing Notes is not tendered or not accepted for exchange, certificates for the principal amount of Existing Notes not tendered or not accepted for exchange will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the Holder unless otherwise provided in the appropriate box in this Letter of Transmittal and Consent (see Instruction 7) promptly after the Existing Notes are accepted for exchange.

6. Signatures on this Letter of Transmittal and Consent, Bond Powers and Endorsement; Guarantee of Signatures.  If this Letter of Transmittal and Consent is signed by the registered Holder(s) of certificated Existing Notes tendered hereby or with respect to which Consent is given, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal and Consent is signed by a participant in DTC whose name is shown as the owner of the Existing Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Existing Notes.

If any of the Existing Notes tendered hereby (and, if tendered at or prior to the Consent Time, with respect to which Consent is given) are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal and Consent. If any Existing Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and Consent and any necessary accompanying documents as there are different names in which certificates are held.

If this Letter of Transmittal and Consent or any certificates of Existing Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and the proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal and Consent.

When this Letter of Transmittal and Consent is signed by the registered Holder(s) of the Existing Notes listed and transmitted hereby, no endorsements of Existing Notes or separate instruments of transfer are required unless New Notes issued in the Offer or Existing Notes not validly tendered or purchased are to be issued, or payment of the Consent Payment is to be made, to a person other than the registered Holder(s), in which case the signatures on such Existing Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor. See Instruction 1.

7. Special Payment and Special Delivery Instructions.  Tendering Holders should indicate in the applicable box or boxes the name and address to which New Notes issued in the Offer, Existing Notes for principal amounts not tendered or not accepted for exchange or checks constituting payment of the Consent Payment, if applicable, to be made in connection with the Offer and Consent Solicitation are to be issued or sent, if different from the name and address of the registered Holder signing this Letter of Transmittal and Consent. If New Notes issued in the Offer or Existing Notes not validly tendered or not accepted for exchange are to be credited to a different account at DTC, such special instructions must be indicated here and to DTC. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, New Notes issued in the Offer or Existing Notes not tendered or not accepted for exchange will be returned to the registered Holder of the Existing Notes tendered. For Holders of Existing Notes tendered by book-entry transfer, New Notes issued in the Offer or Existing Notes not tendered or not accepted for exchange will be returned by crediting the account at DTC designated above. Tendering Holders must understand that any direction indicated under “Special Delivery Instructions” or “Special Payment or Issuance Instructions” may be disregarded and shall have no effect unless the undersigned produces satisfactory evidence of the payment of any and all taxes that would become payable by virtue of giving effect to such instructions.

8. Substitute Form W-9.  Each tendering U.S. Holder (as defined in the Offering Memorandum) (or other payee) is required (i) to provide the Exchange Agent and Information Agent with a correct taxpayer identification number (“TIN”), generally the U.S. Holder’s social security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify that the U.S. Holder (or other payee) is Holder is a U.S. person, the TIN is correct (or that the U.S. Holder is awaiting a TIN) and the

U.S. Holder is either (a) exempt from backup withholding, (b) has not been informed by the IRS that backup withholding is required due to underreporting of interest and dividends from payments made to the U.S. Holder or (c) has been informed by the IRS that backup withholding is no longer required. Failure to provide the information on the Substitute Form W-9 may subject the tendering U.S. Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on any payment. If a nonexempt U.S. Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such Holder should write “Applied For” in the space for the TIN provided on the attached Substitute Form W-9 and must also complete the attached “Certificate of Awaiting Taxpayer Identification Number” in order to prevent backup withholding. In the event that such U.S. Holder fails to provide a TIN to the Exchange Agent and Information Agent by the time of payment, the Exchange Agent and Information Agent must backup withhold 28% of the payments made to such Holder. See “Important Tax Information.”

9. Transfer Taxes.  The Company will pay or cause to be paid all transfer taxes applicable to the transfer and sale of Existing Notes to us, or to our order, and the issuance of New Notes, in each case pursuant to the Offer, except that tendering Holders will be responsible for the payment of any taxes that would become due by virtue of any direction indicated under “Special Delivery Instructions” or “Special Payment or Issuance Instructions.” Any such instructions may be disregarded and shall have no effect unless the tendering Holder produces satisfactory evidence of the payment of any and all taxes that would become payable by virtue of giving effect to such instructions.

10. Irregularities.  All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Existing Notes or delivery of Consents pursuant to any of the procedures described above and in the Offering Memorandum will be determined by the Company in the Company’s sole discretion (whose determination shall be final and binding). The Company expressly reserves the absolute right, in its sole discretion, subject to applicable law, to reject any or all tenders of any applicable Existing Notes or delivery of Consents determined by it not to be in proper form or, in the case of tenders of Existing Notes, if the acceptance for exchange of such Existing Notes may, in the Company’s opinion, be unlawful. The Company also reserves the absolute right, in its sole discretion, subject to applicable law, to waive or amend any of the conditions of the Offer or Consent Solicitation or to waive any defect or irregularity in any tender with respect to the Existing Notes or delivery of Consents of any particular Holder, whether or not similar defects or irregularities are waived in the case of other Holders. The Company’s interpretation of the terms and conditions of the Offer and Consent Solicitation (including this Letter of Transmittal and Consent and the Instructions hereto) will be final and binding. Neither the Company, the Exchange Agent and Information Agent, the Financial Advisors, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in tenders or deliveries of consents, or will incur any liability for failure to give any such notification. If the Company waives its right to reject a defective tender of Existing Notes, the Holder will be entitled to the Exchange Consideration and, if applicable, the Consent Payment, subject to the terms and conditions of the Offer.

11. Waiver of Conditions.  The Company expressly reserves the right to waive (or to seek to waive) any of the conditions to the Offer or Consent Solicitation, in whole or in part, at any time and from time to time. Once the Supplemental Indenture has been executed by the Company, the guarantors of the Existing Notes and the Trustee, we agree to waive all of the General Conditions to the Offer that we are legally permitted to waive (other than a proper tender) with respect to Existing Notes tendered after the Revocation Deadline and at or prior to the Expiration Time.

12. Mutilated, Lost, Stolen or Destroyed Certificates.  If a Holder desires to tender Existing Notes, but the certificates evidencing such Existing Notes have been mutilated, lost, stolen or destroyed, such Holder should contact the Trustee to receive information about the procedures for obtaining replacement certificates for Existing Notes.

13. Requests for Assistance or Additional Copies.  Questions relating to the procedure for tendering Existing Notes and consenting to the Proposed Amendments and requests for assistance or additional copies of the Offering Memorandum and this Letter of Transmittal and Consent may be directed to, and additional information about the Offer and Consent Solicitation may be obtained from, either the Exchange Agent and Information Agent or the Lead Financial Advisor, whose addresses and telephone numbers appear below.

14. Non-U.S. Holders.  Each Non-U.S. Holder (as defined in the Offering Memorandum) must submit the appropriate completed IRS Form W-8 (generally form W-8BEN) to avoid backup withholding. The appropriate form may be obtained via the Internal Revenue Service website at www.irs.gov or by contacting the Exchange Agent and Information Agent at the address on the back cover of this Letter of Transmittal and Consent.

IMPORTANT TAX INFORMATION

To ensure compliance with Internal Revenue Service Circular 230, Holders are hereby notified that any discussion of tax matters set forth in this Letter of Transmittal and Consent was written in connection with the promotion or marketing of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used by any person, for the purpose of avoiding tax-related penalties under federal, state or local tax law. Each Holder should seek advice based on its particular circumstances from an independent tax advisor.

Under U.S. federal income tax laws, a Holder whose tendered Existing Notes are accepted for exchange is required to provide the Exchange Agent and Information Agent (as payer) with such Holder’s correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from a 28% backup withholding tax. Certain Holders (including, among others, all corporations and certain foreign persons) are exempt from these backup withholding requirements. Exempt Holders should furnish their TIN, check the exemption box in Part 2 of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent and Information Agent. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Exchange Agent and Information Agent a properly completed Internal Revenue Service Form W-8BEN (or other applicable form), signed under penalties of perjury, attesting to that Holder’s foreign status. The applicable Form W-8 can be obtained from the Exchange Agent and Information Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. If such Holder is an individual, the TIN is generally his or her social security number. If the Exchange Agent and Information Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Existing Notes purchased pursuant to the Offer may be subject to a 28% backup withholding tax. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

If backup withholding applies, the Exchange Agent and Information Agent is required to withhold 28% of any payments made to the Holder or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided that the requisite information is properly and timely provided.

Purpose of Substitute Form W-9

To prevent backup withholding on payments made with respect to Existing Notes purchased pursuant to the Offer, the Holder is required to provide the Exchange Agent and Information Agent with either: (i) the Holder’s correct TIN by completing the Substitute Form W-9, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), that the Holder is a U.S. person and that (a) the Holder is exempt from backup withholding, or (b) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding, or (ii) an adequate basis for exemption.

If a nonexempt Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such Holder should write “Applied For” in the space for the TIN provided on the attached Substitute Form W-9 and must also complete the attached “Certificate of Awaiting Taxpayer Identification Number” in order to prevent backup withholding. In the event that such Holder fails to provide a TIN to the Exchange Agent and Information Agent by the time of payment, the Exchange Agent and Information Agent must backup withhold 28% of the payments made to such Holder.

What Number to Give the Exchange Agent and Information Agent

The Holder is required to give the Exchange Agent and Information Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Existing Notes. If the Existing Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

PAYER’S NAME: MacKenzie Partners, Inc.
SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Name (as shown on your income tax return)

Business Name, if different from above

Check appropriate box:

☐ Individual/Sole proprietor  ☐ Corporation  ☐ Partnership  ☐ Other
Address

City, State, and ZIP Code

Part 1 — Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For.”	Social Security Number OR Employer Identification Number

Part 2 — For Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding. ☐

Part 3 — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
SIGNATURE	DATE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” IN THE APPROPRIATE LINE IN PART 1 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature   Date  , 2008

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer — Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

Give the Name
	and SOCIAL SECURITY		Give the Name
	Number or Employer		and EMPLOYER
	Identification		IDENTIFICATION
For this type of account:	Number of —	For this type of account:	Number of —

1. Individual	The individual	6. A valid trust, estate, or pension trust	Legal entity(4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7. Corporation or LLC electing corporate status on Form 8832	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	9. Partnership or multi-member LLC	The partnership or LLC

b. The so-called trust account that is not a legal or valid trust under State law	The actual owner(1)

5. Sole proprietorship or single-owner LLC	The owner(3)	10. A broker or registered nominee	The broker or nominee

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form
A person who is required to file an information return with the IRS must get your correct Taxpayer Identification Number (“TIN”) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account. Use Substitute Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.

CAUTION:  A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1) An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2) The United States or any of its agencies or instrumentalities.

(3) A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4) A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5) An international organization or any of its agencies or instrumentalities.

(6) A corporation.

(7) A foreign central bank of issue.

(8) A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10) A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12) A common trust fund operated by a bank under section 584(a).

(13) A financial institution.

(14) A middleman known in the investment community as a nominee or custodian.

(15) An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX IN PART 2 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice.  Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

Penalties

Failure to Furnish TIN.  If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding.  If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs.  If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

Manually signed facsimile copies of the Letter of Transmittal and Consent will be accepted. The Letter of Transmittal and Consent and any other required documents should be sent or delivered by each Holder or such Holder’s broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent and Information Agent at its address or facsimile number set forth below. Questions and requests for assistance or for additional copies of the Offer Documents may be directed to the Exchange Agent and Information Agent or the Lead Financial Advisor at their telephone numbers and mailing and delivery address listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer or the Consent Solicitation.

The Exchange Agent and Information Agent for the Offer and the Consent Solicitation is:

MacKenzie Partners, Inc.

105 Madison Avenue
New York, New York 10016

(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

By Facsimile (Eligible Institutions Only): (781) 930-4942	By Overnight Delivery: 161 Bay State Drive Braintree, MA 02184
Attention: D.R. Horton, Inc.
By Mail or Hand Delivery: P.O. Box 859028 Braintree, MA 02185-9208
Confirmation by Telephone: (781) 930-4900	Attention: Corporation Actions; D.R. Horton, Inc.

The Lead Financial Advisor for the Offer and the Consent Solicitation is:

RBS Greenwich Capital
600 Steamboat Road
Greenwich, CT 06830
Telephone: (203) 618-6145
Toll Free: (877) 297-9832

You may obtain information from D.R. Horton at:

301 Commerce Street, Suite 500
Fort Worth, TX 76102
Attention: Investor Relations
Telephone: (817) 390-8200